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                                                                    Exhibit 23

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated November 24, 1997 in this form 10-K for the year ended September 24, 1997, into the Company's previously filed Registration Statements (File Nos. 33-48285, 33-88012, 33-80912, 33-85137, 333-28335 and
333-1696).

                                                     ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 18, 1997

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